May 1, 2026

Summary Prospectus

RMB INVESTORS TRUST

RMB International Fund

RMBTX (Class I)
Investor Class - not available for purchase

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2026 are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders and other information about the Fund online at https://www.rmbfunds.com/documents/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

RMB FUNDS

RMB International Fund
INVESTMENT OBJECTIVE: The RMB International Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the Fee Table or the Example below.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	N/A
Other expenses	0.23%¹	0.23%
Total Annual Fund Operating Expenses[2]	1.23%	0.98%
1    Investor Class shares of the Fund are not currently offered for purchase. As a result, “Other Expenses” for Investor Class shares have been estimated.
2 Total Annual Fund Operating Expenses for Class I shares do not correlate to the Ratio of Total Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$125	$390	$676	$1,489
Class I	$100	$312	$542	$1,201

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, in at least three different countries and at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.
The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Fund’s investment adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.
The Fund may invest in companies of any size, but primarily invests in mid-and large-capitalization companies and targeting a balanced allocation across this market capitalization spectrum. For this purpose, the Fund defines a mid- and large-capitalization company as any company with a market capitalization within the range of the market capitalizations of the constituents of the MSCI EAFE Index, which as of March 31, 2026 had a market capitalization range from $2.1 billion to $500.5 billion. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The Fund may also invest in real estate investment trusts (“REITs”), depositary receipts, including American, European and Global Depositary Receipts. The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities.
The adviser uses a fundamental, bottom up approach to identify what it believes are quality companies, as evidenced by the durability of the company’s business model (strong competitive advantages and high barriers to entry), the company’s financial strength (greater returns on capital, free cash flow generation, healthy balance sheets), the presence of long-term growth, and value-accretive management teams.
From time to time the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that are otherwise outside of the standard investment criteria employed by the Fund, but may have opportunities for significant returns. These companies are deemed “special situations”. Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or significant impacts of technological improvements or discoveries.
The Fund will buy such quality companies when the adviser believes their fundamentals are mispriced relative to their long-term potential and when their stock prices reflect reasonable valuations.
Typically, a Fund will sell companies when fundamentals deteriorate, thus impairing the long-term quality of the business; when the market price exceeds the adviser’s estimate of intrinsic value; when the adviser’s investment thesis supporting its decision to purchase and hold the company is no longer valid; and/or when the adviser believes a more attractive risk/reward opportunity exists.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
•Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, that are not specifically related to a particular company. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, disruptions, delays or strains on global supply chains, tariffs, trade wars, natural disasters, or other events could have a significant impact on the Fund and its investments. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market.
•Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
•Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds. Individual stocks selected by the adviser may decline in value or not increase in value, even when the stock market in general is rising.
•Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Emerging markets may be less developed, and securities in emerging markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited issuer information; higher brokerage costs; different and less stringent accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
•Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency exchange contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
•REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.
•Large-Cap Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Mid-Cap Companies Risk — The Fund may invest in the securities of companies with mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large-capitalization companies. Historically, stocks of mid-capitalization companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group.
•Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.
• Region, Country, Sector or Industry Focus Risk — The prices of securities of issuers in a particular region, country, sector, industry or other segment of the market may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, wars, geopolitical events, or other events that affect that market segment more than securities of issuers in other market segments, and such volatility will cause fluctuations in the Fund’s share price to the extent that the Fund emphasizes its investments in that region, country, sector, industry or other market segment.
•Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB International Fund – Return for Class I Shares

Best Quarter: 15.55% in the 4th Quarter of 2020
Worst Quarter: -21.52% in the 1st Quarter of 2020

Average Annual Total Returns (For the following periods ended 12/31/2025)	1 year	5 years	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	32.74%	6.41%	3.93%
Total Return After Taxes on Distributions	32.44%	6.14%	3.75%
Total Return After Taxes on Distributions and Sale of Fund Shares	19.96%	5.13%	3.19%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	31.22%	8.92%	7.22%
1Class I shares commenced investment operations on December 27, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by Curi Capital, LLC (the “Adviser”).

Portfolio Managers
James D. Plumb, Charles P. Henness Jr., CFA, and Ilhwa Lee, CFA are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Plumb is a Partner, Deputy Director of Equities and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2022. Mr. Henness is a Partner and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2024. Mr. Lee is a Portfolio Manager of the Adviser and has served as portfolio manager of the Fund since April 2026.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 534464, Pittsburgh, Pennsylvania 15253-4464), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.

The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” and "How to Exchange and Redeem Shares" in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.